Supplement dated July 29, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus and
Prospectus dated May 1, 2024, for Protective Investors Benefit Advisory VUL and
Protective Strategic Objectives II VUL policies
issued by Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information in your variable life insurance policy prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-265-1545.

The following funds of the Putnam Variable Trust in the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE POLICY" section of the Prospectuses is amended to include Franklin Advisers, Inc. as a sub-adviser and were revised as follows:

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub- Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
U.S. Equity	Putnam VT Sustainable Leaders Fund - Class IA – Putnam Investment Management, LLC; Putnam Investments Limited; Franklin Advisers, Inc.	0.65%	26.42%	16.38%	12.87%

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-265-1545. Please keep this Supplement for future reference.